UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

Icoria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 T.W. Alexander Drive, Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(919) 425-3000

Paradigm Genetics, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 19, 2004, Icoria, Inc. (the “Company” or “ICOR” Nasdaq® NM) finalized the agreements with Laurus Master Fund, Ltd. whereby the Company received $5,000,000 gross proceeds through the sale of a three year secured convertible term note. In accordance with the terms of the note, the note is payable in cash or convertible into common stock of the Company at a fixed conversion price of $0.53 per share. In connection with the financing, the Company is paying certain costs and expenses of Laurus Master Fund, Ltd. and has issued immediately exercisable warrants with terms restricting exercise. The Laurus warrants provide for the aggregate purchase of 1,650,943 million shares of Common Stock at a weighted average price of $0.79. One half of the warrants expire two years after issuance and the other half of the warrants expire five years after issuance.

Stonegate Securities, Inc. served as the Company’s placement agent for the transaction, and will receive a fee of 7% of the gross proceeds of the offering, together with a five year warrant to purchase an aggregate of 843,396 of shares of Common Stock immediately exercisable at $0.53 per share. In addition, Stonegate previously received consideration consisting of a warrant for 100,000 shares of common stock exercisable at $0.72 per share in connection with entering into the placement agency agreement dated July 14, 2004.

This offering was conducted as a private placement pursuant to the exemption from registration provided by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended. The Company has entered into an agreement to register the common stock underlying the warrants and the common stock received upon any conversion of the secured convertible term note.

The agreements regarding this transaction are filed as Exhibits 10.1-10.10 to this current report on Form 8-K. Further, a copy of the Company’s press release dated October 19, 2004, is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

10.1	Securities Purchase Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.2	Master Security Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.3	Registration Rights Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.4	Form of Two Year Warrant, dated as of October 19, 2004

10.5	Form of Five Year Warrant, dated as of October 19, 2004

10.6	Placement Agency Agreement, by and between Icoria, Inc. and Stonegate Securities Inc., dated as of July 14, 2004

10.7	Registration Rights Agreement, by and between Icoria, Inc. and Stonegate Securities Inc., dated as of July 14, 2004

10.8	Form of Stonegate Securities Inc. Warrant, dated as of July 14, 2004

10.9	Form of Stonegate Securities Inc. Warrant, dated as of October 19, 2004

10.10	Secured Convertible Term Note, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

99.1	Press Release of Icoria, Inc. dated October 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICORIA, INC.

(Registrant)

Dated: October 21, 2004	By:	/s/ Philip R. Alfano
Philip R. Alfano
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.2	Master Security Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.3	Registration Rights Agreement, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

10.4	Form of Two Year Warrant with Laurus Master Fund, Ltd., dated as of October 19, 2004

10.5	Form of Five Year Warrant with Laurus Master Fund, Ltd., dated as of October 19, 2004

10.6	Placement Agency Agreement, by and between Icoria, Inc. and Stonegate Securities Inc., dated as of July 14, 2004

10.7	Registration Rights Agreement, by and between Icoria, Inc. and Stonegate Securities Inc., dated as of July 14, 2004

10.8	Form of Stonegate Securities Inc. Warrant, dated as of July 14, 2004

10.9	Form of Stonegate Securities Inc. Warrant, dated as of October 19, 2004

10.10	Secured Convertible Term Note, by and between Icoria, Inc. and Laurus Master Fund, Ltd., dated as of October 19, 2004

99.1	Press Release of Icoria, Inc. dated October 21, 2004

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